SCHEDULE 14A
                                (RULE 14A-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
            SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.      )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                              NEW ULM TELECOM, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
    Items 22(a)(2) of Schedule A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transactions applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing party:

     (4)  Date filed:




                              NEW ULM TELECOM, INC.
                              400 2nd Street North
                            New Ulm, Minnesota 56073


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 2, 1996


         Notice is hereby given that the Annual Meeting of Shareholders of New Ulm Telecom, Inc. will be held at Turner Hall, State & 1st South Street, New Ulm, Minnesota, on Thursday, May 2, 1996 at 10:00 a.m. for the following purposes:

         1. To elect three directors for a term of three years each to hold office until the 1999 Annual Meeting of Shareholders or until their successors are elected.

         2. To ratify the appointment of Olsen, Thielen & Co., Ltd. as auditors of the Company for 1996.

         3. To consider and vote on a Resolution amending the second paragraph of Article III of the Articles of Incorporation, which amendment provides for the minimum number of shares that can be owned by a stockholder is 30 (the present minimum number of shares that can be owned by a stockholder is 10).

         4. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

         The Board of Directors has fixed the close of business on March 15, 1996 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

                                             By Order of the Board of Directors


                                             Gary L. Nelson,
                                             Secretary

New Ulm, Minnesota
April 12, 1996.

         TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.





                              NEW ULM TELECOM, INC.
                              400 2nd Street North
                            New Ulm, Minnesota 56073
                                  507-354-4111

                            ------------------------
                                 PROXY STATEMENT
                            -------------------------

         This Proxy Statement and the enclosed Proxy, mailed on or about April 12, 1996, is made by the Board of Directors of New Ulm Telecom, Inc., which recommends voting FOR all items. Only shareholders of record at the close of business on March 15, 1996 will be entitled to vote at the meeting. You are urged to sign and return the enclosed Proxy whether or not you plan to attend the meeting. When proxies are returned properly signed and dated, the shares represented thereby will be voted according to your direction. You should specify your choices by marking the appropriate boxes on the Proxy. If your Proxy does not specify a choice, it will be voted FOR all items.

         Any Proxy may be revoked at any time before it is voted by receipt of a Proxy properly signed and dated subsequent to an earlier Proxy, or by revocation of a written Proxy by request in person at the Annual Meeting. The persons named as proxies were selected by the Board of Directors of the Company and are directors or officers of the Company. The cost of this solicitation will be paid by the Company.

         The total number of shares outstanding as of March 15, 1996 and entitled to vote at the meeting consisted of 577,485 shares of common stock. On March 4, 1996 the Board of Directors took action to effect a three-for-one stock split to stockholders of record as of said date. References to common stock in the Proxy Statement do not reflect the stock split. For each share held, shareholders may cast one vote for each of the three directorships to be filled at this meeting. Each shareholder entitled to vote has the right to cumulative vote their shares in the election of directors by giving written notice of intent to cumulative vote to any officer of the corporation before the meeting, or to the presiding officer at the meeting at any time before the election. If notice of intent to cumulative vote occurs, the presiding officer at the meeting shall announce, before the election of directors, that shareholders shall cumulative vote their shares by multiplying the number of shares held by the shareholder by the number of directors to be elected. Each shareholder then may cast their votes for one candidate or may distribute the votes among any number of candidates.

         The presence in person or by proxy of the holders of thirty-five percent (35%) of the shares entitled to vote at the Annual Meeting of Shareholders constitutes a quorum for the transaction of business.





                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

         The following table sets forth as of March 15, 1996, the number of shares of the Company's common stock by each person known by the Company to own of record or beneficially five percent (5%) or more of the Company's common stock, and all officers and directors of the Company as a group.

Name & Address of               Amount & Nature of          Percent of
Beneficial Ownership           Beneficial Ownership         Ownership

Ruth F. Wines                          30,480                 5.3%
1418 Janeen Way
Anaheim, California

All Directors & Officers
as a Group (10 persons)                52,369                 9.1%(1)

- ---------------------

(1)      Includes 9,245 shares owned by the spouses of directors and officers.


                              ELECTION OF DIRECTORS

         The Board of Directors has nominated and recommends for election as Directors of the Company the three persons named herein. It is intended that proxies will be voted for such nominees. The Board of Directors believes that each nominee named herein will be able to serve, but should a nominee be unable to serve as a Director, the persons named in the proxies have advised that they will vote for the election of such substitute nominee as the Board of Directors may propose.

         Information regarding the nominees and other directors filling unexpired terms is set forth as follows, including information regarding their principal occupations. Ownership of common stock of the Company is given as of March 15, 1996. To the best of the Company's knowledge, unless otherwise indicated below, the persons indicated possess sole voting and investment power with respect to their stock ownership.



NOMINEES PROPOSED FOR ELECTION FOR TERM EXPIRING IN 1999 (Including business experience during the past five years.)

Principal                     Director                                 Year Term       Stock
Name and Age                  Occupation              Since             Expires       Ownership      Percent

ROBERT RANWEILER           Principal of Biebl,          1989              1996        7,150 (1)       1.3%
(48)                       Ranweiler & Company Chartered,
                           a Professional Accounting Corporation

MARK RETZLAFF              President of                 1958              1996        2,428            .4%
(67)                       Retzlaff Hardware

RICHARD RODENBERG          Apple Grower/                1980              1996        7,100 (2)       1.2%
(75)                       Retired Attorney

DIRECTORS SERVING UNEXPIRED TERMS
(Including business experience during the past five years.)

LINUS GRATHWOHL            Semi-Retired Farmer          1982              1997          500 (3)        .1%
(68)

JOSEPH LANDSTEINER         Retired Farmer               1957              1997        2,090            .4%
(76)

GARY NELSON                President of                 1982              1997        2,500 (4)        .4%
(58)                       Minnesota Valley-
                           Nelson Insurance

LAVERN BIEBL               Retired                      1983              1998        4,728            .8%
(68)                       Salesman

JAMES JENSEN               President,                   1982              1998        1,463 (5)        .3%
(51)                       Jensen Clothing,
                           Incorporated

PERRY MEYER                 Farmer                      1995              1998        1,000            .2%
(41)

- ------------------------

(1) Includes 6,850 shares owned by Mr. Ranweiler's wife.

(2) Includes 400 shares owned by Mr. Rodenberg's wife.

(3) Includes 210 shares owned by Mr. Grathwohl's wife.

(4) Includes 1,230 shares owned by Mr. Nelson's wife.

(5) Includes 345 shares owned by Mr. Jensen's wife.


         The Board of Directors consists of nine members with staggered terms of three years for each Director. The Board holds regular monthly meetings and some special meetings. The Board held 16 meetings in 1995. All Directors attended 75% or more of the Board meetings and applicable Committee meetings.

COMMITTEES OF THE BOARD

         The Audit Committee, which consists of Lavern Biebl, Robert Ranweiler and Perry Meyer, meets as required. The Audit Committee reviews the activities and reports of the independent accountants. This committee had 2 meetings in 1995.

         The Executive Committee and Finance Committee consist of the President, Vice-President, Secretary and Treasurer of the Company. This Committee is responsible for the study and analysis of the Company's financial needs and requirements and to evaluate the future operations and needs of the Company. The Executive Committee meets as required.

         The Personnel Committee consists of Gary Nelson, Linus Grathwohl, Robert Ranweiler and Richard T. Rodenberg. Its duties are to evaluate employee compensation and staffing. The Personnel Committee also makes appropriate recommendations concerning officers' and directors' compensation. This Committee had 2 meetings in 1995.

         The Company also has a Marketing Committee, a Planning Committee, a Physical Properties Committee and a Charitable Contributions and Community Involvement Committee. These committees meet as required.

         The Board of Directors as a whole is the Nominating Committee.

         In addition, the President of the Board is an ex officio member of all Committees.

COMPENSATION OF DIRECTORS

         In 1995, each Director was paid an annual retainer at the rate of $8,734 per year from New Ulm Telecom, Inc.; $2,172 per year from Western Telephone Company; $794 per year from Peoples Telephone Company; and $300 per year split evenly between the other five subsidiaries of New Ulm Telecom, Inc. This retainer covers all Committee and Board meetings.




EXECUTIVE OFFICERS

NAME AND AGE                        POSITION                           TERM OF OFFICE

RICHARD T. RODENBERG                Chairman of the                    1-Year Term Expiring in May,
(75)                                Board                              1996. President from 1981-1993.
                                                                       Chairman since 1993.

JAMES P. JENSEN                     President                          1-Year Term Expiring in May,
(51)                                                                   1996.  Secretary from 1989-1993.
                                                                       President since 1993.

MARK W. RETZLAFF                    Vice-President                     1-Year Term expiring in May,
(67)                                                                   1996.  Vice-President since 1971.

LAVERN J. BIEBL                     Treasurer                          1-Year Term expiring in May,
(68)                                                                   1996.  Treasurer since 1989.

GARY L. NELSON                      Secretary                          1-Year Term expiring in May,
(58)                                                                   1996.  Secretary since 1993.

BILL D. OTIS                        Executive Vice President/          1-Year Term expiring in May, 1996
(38)                                Chief Operating Officer            General Manager since 1985.
                                                                       Executive Vice President since 1993.

         There neither are nor have there been any agreements between the above-named officers, or any other persons, relative to the selection of any officers.

         The Company's officers and directors are required to file reports of their beneficial ownership with the Securities and Exchange Commission. According to the Company's records, during the period from January 1, 1995 to December 31, 1995, officers and directors of the Company filed all reports with the Securities and Exchange Commission required under Section 16(a) to report their beneficial ownership.

EXECUTIVE COMPENSATION

         The Company maintains a consistent compensation philosophy for all employees. This philosophy rewards the coordinated efforts of the employees in meeting corporate objectives, as well as meeting the expectations for the customers and shareholders. The compensation program for executives is the responsibility of the Board of Directors. The philosophy for the executive salary program is to pay competitively compared to similar sized companies, particularly technology companies.


         The following table sets forth the cash and non-cash compensation for each of the last three fiscal years ending December 31, 1995 for the chief operating officer.

                           SUMMARY COMPENSATION TABLE

                                     Annual
                                  Compensation
                                                                All Other
Name and Principal Position   Year     Salary   Bonus     Compensation ($) (1)
- ---------------------------   ----     ------  -------    --------------------
Bill Otis,                    1995     $95,737  $6,600           $6,964
Chief Operating Officer       1994     $95,610  $3,000           $6,712
                              1993     $87,226  $2,750           $6,104

- ------------------------

(1)      Contributions from the Company to the 401(k) plan.

Note: Certain columns have not been included in this table because the information called for therein is not applicable to the Company or the individual named above for the periods indicated.


EMPLOYEE 401(K) SAVINGS PLAN

         The Company has a 401(k) Employee Savings Plan in effect for employees who meet certain age and service requirements. The Company makes matching contributions of 50% of the employee's contribution, up to 6% of compensation. In 1995, the Company also contributed an additional 4% of the covered employee's compensation, over and above the normal matching amount.

               PROPOSED AMENDMENT TO THE ARTICLES OF INCORPORATION
                            OF NEW ULM TELECOM, INC.

"RESOLVED, that the second paragraph of Article III, which reads as follows:

         "No transfer of stock will be permitted which will result in ownership of less than ten (10) shares of stock by the transferee or transferor except that any stockholder presently owning less than ten (10) shares will be permitted to transfer the same in total. No transfer of stock will be permitted which will result in ownership of fractional shares."

to be amended to read as follows:

         "No transfer of stock will be permitted which will result in ownership of less than thirty (30) shares of stock by the transferee or transferor except that any stockholder presently owning less than thirty (30) shares will be permitted to transfer the same in total. No transfer of stock will be permitted which will result in the ownership of fractional shares.


                             THE COMPANY'S AUDITORS

         Olsen, Thielen & Co., Ltd. has been the auditors for the Company for many years. The Board of Directors proposes and recommends the re-election of the firm of Olsen, Thielen & Co., Ltd. to perform an audit for the current fiscal year ending December 31, 1996.

         A representative of Olsen, Thielen & Co., Ltd. is expected to be present at the Annual Meeting of Shareholders and will have an opportunity to make a statement and will be available to respond to appropriate questions. The Board of Directors has been advised by Olsen, Thielen & Co., Ltd. that no member of that firm has any financial interest, either direct or indirect, in the Company, and that during the past three years, has had no connection with the Company in any capacity other than that of independent certified public accountants.

         Your Directors recommend a vote FOR Olsen, Thielen & Co., Ltd.

                             SHAREHOLDERS' PROPOSALS

         The Company welcomes any suggestions from its shareholders, and all suggestions will be given careful consideration. Proposals intended to be included in next year's Proxy Statement should be submitted to Bill Otis, Manager, 400 Second North, New Ulm, MN 56073, no later than January 1, 1997.

                                  OTHER MATTERS

         Management knows of no other matters that will be presented at the meeting. If any other matters arise at the meeting, it is intended that the shares represented by the proxies in the accompanying form will be voted in accordance with the judgment of the persons named in the Proxy.

         The Company is transmitting with this Proxy Statement its Annual Report for the year ended December 31, 1995.

         SHAREHOLDERS MAY RECEIVE, WITHOUT CHARGE, A COPY OF THE COMPANY'S 1995 FORM 10-K REPORT AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY WRITING TO BILL OTIS, MANAGER, NEW ULM TELECOM, INC., 400 2ND STREET NORTH, P.O. BOX 697, NEW ULM, MN 56073.

                                             By Order of the Board of Directors


                                             Gary L. Nelson
                                             Secretary


NEW ULM TELECOM, INC.       PROXY        PROXY NO._____     NO. OF SHARES _____

         The undersigned hereby appoints LAVERN BIEBL, LINUS GRATHWOHL, JAMES JENSEN, JOSEPH LANDSTEINER, PERRY MEYER, AND GARY NELSON or any of them, with power of substitution, as proxies to vote the shares of common stock of the undersigned in New Ulm Telecom, Inc. at the Annual Meeting of Shareholders to be held May 2, 1996 at 10:00 a.m. at Turner Hall, State & 1st South Street, New Ulm, Minnesota, and at any adjournment thereof, upon all business that may properly come before the meeting, including the business identified (and in the manner indicated) on this proxy and described in the proxy statement furnished herewith.

         Indicate your vote by an (X). The Board of Directors recommends voting FOR all items.

Item

1.       Election of Directors:

         _______ FOR - ALL Nominees _______ WITHHELD - ALL Nominees
                    (Except as marked to the contrary below)

         Nominees: ROBERT RANWEILER, MARK RETZLAFF, RICHARD T. RODENBERG

         Instruction: To withhold authority to vote for any nominee, mark through that nominee's name.

2.       Appointment of Auditors: _____ FOR _____ AGAINST _____ ABSTAIN

         Nominee:  OLSEN, THIELEN & CO., LTD., Certified Public Accountants

3. Shall the Resolution amending the second paragraph of Article III of the Articles of Incorporation providing that the minimum number of shares that can be owned by a stockholder is 30 be approved?

                          _____ FOR     _____ AGAINST     _____ ABSTAIN

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS WHICH RECOMMENDS VOTING FOR ALL ITEMS. IT WILL BE VOTED AS SPECIFIED. IF NOT SPECIFIED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR ALL ITEMS.

         PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED, PRE-ADDRESSED
ENVELOPE.

SIGNATURE(S) ____________________________________________DATE__________________

Please sign exactly as name(s) appear on the envelope that the proxy was mailed in. If joint account, each joint owner should sign. If signing for a corporation or as agent, attorney or fiduciary, indicate the capacity in which you are signing.